F

State of California
Secretary of State

Statement of Information
(Foreign Corporation)
FEES (Filing and Disclosure): $25.00.
If this is an amendment, see instructions.
IMPORTANT – READ INSTRUCTIONS BEFORE COMPLETING THIS FORM

G875444
FILED
In the office of the Secretary of State of the State of California
AUG-19 2019

1. CORPORATE NAME
MCTC HOLDINGS, INC.

2. CALIFORNIA CORPORATE NUMBER C4303102

This Space for Filing Use Only

No Change Statement (Not applicable if agent address of record is a P.O. Box address. See instructions.)

3. If there have been any changes to the information contained in the last Statement of Information filed with the California Secretary of State, or no statement of information has been previously filed, this form must be completed in its entirety.
☐ If there has been no change in any of the information contained in the last Statement of Information filed with the California Secretary of State, check the box and proceed to Item 13.

Complete Addresses for the Following (Do not abbreviate the name of the city. Items 4 and 5 cannot be P.O. Boxes.)

4. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE — CITY — STATE — ZIP CODE
8 THE GREEN STE A, DOVER, DE 19901

5. STREET ADDRESS OF PRINCIPAL BUSINESS OFFICE IN CALIFORNIA, IF ANY — CITY — STATE — ZIP CODE
520 S GRAND AVE STE 320, LOS ANGELES, CA 90071

6. MAILING ADDRESS OF THE CORPORATION, IF DIFFERENT THAN ITEM 4 — CITY — STATE — ZIP CODE
520 S GRAND AVE STE 320, LOS ANGELES, CA 90071

[redacted]

Names and Complete Addresses of the Following Officers (The corporation must list these three officers. A comparable title for the specific officer may be added; however, the preprinted titles on this form must not be altered.)

7. CHIEF EXECUTIVE OFFICER/ — ADDRESS — CITY — STATE — ZIP CODE
ARMAN TABATABAEI 520 S GRAND AVE STE 320, LOS ANGELES, CA 90071

8. SECRETARY — ADDRESS — CITY — STATE — ZIP CODE
ROBERT L HYMERS 520 S GRAND AVE STE 320, LOS ANGELES, CA 90071

9. CHIEF FINANCIAL OFFICER/ — ADDRESS — CITY — STATE — ZIP CODE
ARMAN TABATABAEI 520 S GRAND AVE STE 320, LOS ANGELES, CA 90071

Agent for Service of Process If the agent is an individual, the agent must reside in California and Item 11 must be completed with a California street address, a P.O. Box address is not acceptable. If the agent is another corporation, the agent must have on file with the California Secretary of State a certificate pursuant to California Corporations Code section 1505 and Item 11 must be left blank.

10. NAME OF AGENT FOR SERVICE OF PROCESS [Note: The person designated as the corporation's agent MUST have agreed to act in that capacity prior to the designation.]
ROBERT L HYMERS

11. STREET ADDRESS OF AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, IF AN INDIVIDUAL — CITY — STATE — ZIP CODE
520 S GRAND AVE STE 320, LOS ANGELES, CA 90071

Type of Business

12. DESCRIBE THE TYPE OF BUSINESS OF THE CORPORATION
HOLDING COMPANY

13. THE INFORMATION CONTAINED HEREIN IS TRUE AND CORRECT.

DATE	TYPE/PRINT NAME OF PERSON COMPLETING FORM	TITLE	SIGNATURE
08/19/2019	ARMAN TABATABAEI	CEO	

SI-350 (REV 01/2013) APPROVED BY SECRETARY OF STATE